May 18, 2011

DREYFUS CASH MANAGEMENT PLUS, INC.

DREYFUS CASH MANAGEMENT

Supplement to Prospectus

dated June 1, 2010

The Board of Directors of Dreyfus Cash Management Plus, Inc. (the “Fund”) and the Board of Trustees of Dreyfus Cash Management (the “Acquiring Fund”) have approved an Agreement and Plan of Reorganization (the “Agreement”) between the Fund and the Acquiring Fund.  The Agreement provides for the transfer of the Fund’s assets to the Acquiring Fund in a tax-free exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund’s stated liabilities, the distribution of shares of the Acquiring Fund to Fund shareholders and the subsequent termination of the Fund (the “Reorganization”).

Neither the Agreement nor the Reorganization requires the approval of shareholders of either fund.  It is currently contemplated that the Reorganization will become effective on or about August 25, 2011.  A Prospectus/Information Statement with respect to the Reorganization will be mailed before the consummation of the Reorganization to holders of Fund shares as of June 21, 2011.  The Prospectus/Information Statement will describe the Acquiring Fund and other matters.  Investors may obtain a free copy of the Prospectus of the Acquiring Fund by calling 1-800-346-3621.